UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

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AINOS, INC.
(Exact name of registrant as specified in its charter)

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Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Lind Financing

Pursuant to the previously disclosed Securities Purchase Agreement (“SPA”) with Lind Global Fund II LP (“Lind”), Ainos, Inc., a Texas Corporation (“Ainos”, “we” or the “Company”), exercised their rights under Section 2.1 of the SPA to raise additional financing in the principal amount of USD 1,750,000.00 with USD 875,000.00 funded at closing and USD 875,000.00 to be funded subject to an effective registration statement and other conditions specified in the SPA and the First Amendment to Senior Secured Convertible Promissory Note (as amended, the "Note")

The Maturity Date of the Note was amended to March 28, 2025, provided that the Company may extend such date to July 28, 2025.  In the event the Company exercises its right to extend the Maturity Date, for each month of extension, the principal amount in the Note will be increased by 1% of the principal amount outstanding upon the date of the notice of extension, up to a maximum amount of 4%.

The Note will be convertible into Ainos' shares of common stock at an initial conversion price equal to $7.50 per share, reverse-split adjusted, and subject to adjustment as further specified in the Note.

The minimum market capitalization requirement applicable to the Note was reduced to USD 7,000,000.00 with grace period specified in the Note..

In connection with the amendment and additional closing contemplated under the Note, the Company will issue Lind a warrant to purchase 1,021,400 shares at an exercise price of $2.16 per share.  The company issued to the Placement Agents warrants to purchase 4,666 shares of the Company’s common stock at an exercise price per share of $8.25, subject to adjustment.  In addition, the Company paid the Placement Agents a cash fee of 7% of the gross proceeds.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The matters disclosed relating Ainos under Item 1.01 of this Form 8-K are incorporated herein by this reference.

Item 8.01 Other Events.

The Company issued a press release on January 24, 2024 announcing the placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit Number	Exhibit
4.1	First Amendment, dated January 23, 2024, to Senior Secured Convertible Promissory Note dated as of September 28, 2023
4.2	Common Stock Purchase Warrant, dated January 23, 2024
99.1	Press Release of Ainos, Inc., dated January 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: January 24, 2024	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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